Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies
K.	COMMITMENTS AND CONTINGENCIES

The Company is involved in various stages of investigations and cleanup actions in different countries related to environmental matters. In certain of these matters, the Company has been designated as a “potentially responsible party” by domestic and foreign environmental agencies. The Company has an undiscounted accrual to provide for the estimated costs to investigate and complete cleanup actions where it is probable that the Company will incur such costs in the future. Expenditures related to environmental activities in the years ended December 31, 2012, 2011 and 2010 were $1.7, $1.2 and $1.3, respectively.

While the timing and amount of the ultimate costs associated with future environmental cleanup cannot be determined, management expects that these matters will not have a significant effect on the Company’s consolidated financial position.

At December 31, 2012, PACCAR had standby letters of credit of $17.7, which guarantee various insurance and financing activities. At December 31, 2012, PACCAR’s financial services companies, in the normal course of business, had outstanding commitments to fund new loan and lease transactions amounting to $365.1. The commitments generally expire in 90 days. The Company had other commitments, primarily to purchase production inventory, equipment and energy, amounting to $166.1 in 2013 and $282.9 thereafter.

PACCAR is a defendant in various legal proceedings and, in addition, there are various other contingent liabilities arising in the normal course of business. After consultation with legal counsel, management does not anticipate that disposition of these proceedings and contingent liabilities will have a material effect on the consolidated financial statements.